Hawaiian Telcom Holdco, Inc.
Consolidated Statements of Income (Loss)
(Unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Operating revenues	$89,081	$91,298	$178,304	$185,808
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization)	41,881	40,181	83,970	81,372
Selling, general and administrative	29,225	26,713	56,849	56,343
Depreciation and amortization	23,875	21,742	47,208	43,012
Total operating expenses	94,981	88,636	188,027	180,727
Operating income (loss)	(5,900)	2,662	(9,723)	5,081
Other income (expense):
Interest expense	(5,646)	(3,819)	(9,785)	(7,812)
Retirement plan	710	105	1,422	(1,660)
Loss on early extinguishment of debt	—	(4,826)	—	(4,826)
Total other expense	(4,936)	(8,540)	(8,363)	(14,298)
Loss before income tax benefit	(10,836)	(5,878)	(18,086)	(9,217)
Income tax benefit	(172)	(2,402)	(1,686)	(3,788)
Net loss	$(10,664)	$(3,476)	$(16,400)	$(5,429)

Hawaiian Telcom Holdco, Inc.
Revenue by Category and Channel
(Unaudited, dollars in thousands)

	Three Months Ended
	June 30,		Change
	2018	2017	Amount	Percentage
Business
Data services:
Ethernet and routed network services	$4,205	$4,336	$(131)	(3.0)%
Dedicated Internet access	1,939	2,086	(147)	(7.0)%
Internet services	3,056	3,313	(257)	(7.8)%
BVoIP	4,295	3,577	718	20.1%
Legacy data services	1,495	1,690	(195)	(11.5)%
Total data services	14,990	15,002	(12)	(0.1)%
Voice services	19,344	20,733	(1,389)	(6.7)%
Hosted and managed services	1,575	1,642	(67)	(4.1)%
Equipment and related services	4,193	4,274	(81)	(1.9)%
	40,102	41,651	(1,549)	(3.7)%
Consumer
Video services	11,260	10,806	454	4.2%
Internet services	7,547	6,619	928	14.0%
Voice services	14,720	16,406	(1,686)	(10.3)%
	33,527	33,831	(304)	(0.9)%
Wholesale carrier data	12,629	12,601	28	0.2%
Other	2,823	3,215	(392)	(12.2)%
	$89,081	$91,298	$(2,217)	(2.4)%

	Six Months Ended
	June 30,		Change
	2018	2017	Amount	Percentage
Business
Data services:
Ethernet and routed network services	$8,275	$9,127	$(852)	(9.3)%
Dedicated Internet access	4,018	4,689	(671)	(14.3)%
Internet services	6,175	6,667	(492)	(7.4)%
BVoIP	8,397	6,903	1,494	21.6%
Legacy data services	2,971	3,233	(262)	(8.1)%
Total data services	29,836	30,619	(783)	(2.6)%
Voice services	38,996	41,991	(2,995)	(7.1)%
Hosted and managed services	3,174	3,174	—	—%
Equipment and related services	7,222	9,717	(2,495)	(25.7)%
	79,228	85,501	(6,273)	(7.3)%
Consumer
Video services	22,485	21,400	1,085	5.1%
Internet services	14,652	13,300	1,352	10.2%
Voice services	29,992	33,393	(3,401)	(10.2)%
	67,129	68,093	(964)	(1.4)%
Wholesale carrier data	26,561	25,430	1,131	4.4%
Other	5,385	6,784	(1,399)	(20.6)%
	$178,303	$185,808	$(7,505)	(4.0)%

Hawaiian Telcom Holdco, Inc.
Schedule of Adjusted EBITDA Calculation
(Unaudited, dollars in thousands)

	Three Months Ended		Six Months Ended		LTM Ended
	June 30,		June 30,		June 30,
	2018	2017	2018	2017	2018
Net loss	$(10,664)	$(3,476)	$(16,400)	$(5,429)	$(118,212)
Income tax provision (credit)	(172)	(2,402)	(1,686)	(3,788)	90,104
Expense, Net	4,936	8,540	8,363	14,298	17,608
Operating income (loss)	(5,900)	2,662	(9,723)	5,081	(10,500)
Depreciation and amortization	23,875	21,742	47,208	43,012	92,620
Retirement plan expenses	710	105	1,422	(1,660)	779
Non-cash stock and other performance-based compensation	857	731	1,428	1,456	2,799
SystemMetrics earn-out	—	32	—	32	—
Pension settlement loss	—	314	—	2,270	1,730
Severance	89	—	89	1,743	89
Merger-related expenses	731	—	936	—	3,347
Other special items	1,398	839	2,217	1,553	3,197
Adjusted EBITDA	$21,760	$26,425	$43,577	$53,487	$94,061

Hawaiian Telcom Holdco, Inc.
Capital Expenditures
(Unaudited, dollars in thousands)

	Three Months Ended		Six Months Ended		LTM Ended
	June 30,		June 30,		June 30,
	2018	2017	2018	2017	2018
Capital expenditures	(27,688)	(25,388)	(52,024)	(52,630)	(94,650)

Hawaiian Telcom Holdco, Inc.
Volume Information
(Unaudited)

	June 30,		Change
	2018	2017	Number	Percentage
Business
Data lines	18,011	18,917	(906)	(4.8)%
BVoIP lines	23,433	20,666	2,767	13.4%
Voice access lines	144,606	155,743	(11,137)	(7.2)%

Consumer
Video subscribers	47,423	43,235	4,188	9.7%
Internet lines	93,886	90,073	3,813	4.2%
Voice access lines	114,982	127,134	(12,152)	(9.6)%
Homes enabled for video	207,000	204,000	3,000	1.5%

	June 30,	March 31,	Change
	2018	2018	Number	Percentage
Business
Data lines	18,011	18,112	(101)	(0.6)%
BVoIP lines	23,433	23,259	174	0.7%
Voice access lines	144,606	146,752	(2,146)	(1.5)%

Consumer
Video subscribers	47,423	45,747	1,676	3.7%
Internet lines	93,886	93,104	782	0.8%
Voice access lines	114,982	118,496	(3,514)	(3.0)%
Homes enabled for video	207,000	207,000	—	—%